                                             ANNUAL REPORT  |  December 31, 2001

                                                                      The Strong

                                                            International Equity

                                                                           Funds

                              [PHOTO APPEARS HERE]

                 Strong Asia Pacific Fund

     Strong Foreign MajorMarkets/SM/ Fund

          Strong International Stock Fund

                     Strong Overseas Fund

                                                                   [STRONG LOGO]

                                             ANNUAL REPORT  |  December 31, 2001



                                                                      The Strong

                                                            International Equity

                                                                           Funds


Table of Contents


Investment Reviews

           Strong Asia Pacific Fund .......................................  2
           Strong Foreign MajorMarkets/SM/ Fund ...........................  4
           Strong International Stock Fund ................................  6
           Strong Overseas Fund ...........................................  8

Shareholder Meeting Results ..............................................  10

Financial Information

           Schedules of Investments in Securities
               Strong Asia Pacific Fund ..................................  11
               Strong Foreign MajorMarkets/SM/ Fund ......................  12
               Strong International Stock Fund ...........................  13
               Strong Overseas Fund ......................................  14
           Statements of Assets and Liabilities ..........................  16
           Statements of Operations ......................................  17
           Statements of Changes in Net Assets ...........................  18
           Notes to Financial Statements .................................  20

Financial Highlights .....................................................  24

Report of Independent Accountants ........................................  26

Directors and Officers ...................................................  27

A Few Words From Dick Strong
--------------------------------------------------------------------------------
[PHOTO HERE]

Market Update -- January 1 to December 31, 2001

This coming August will mark 20 years of incredible economic expansion for the United States. While the good times have not been entirely free of bumps (these last two years especially have had their share of trying moments), since 1982 we have experienced a period of prosperity nearly unparalleled in human history.

The wealth created during this two-decade BOOM goes far beyond what any of us could have imagined. During this time, the Dow Jones Industrial Average, an indicator of our economic health, moved from 800 to 10,000 -- an astonishing 1300% increase!

The rapid rate of change we witnessed in the last 20 years, led by technological advances that transformed the way we live, has become the norm. We take for granted cell phones that always keep us in touch, laptops with DVD players that allow us to watch classic movies while we wait for connections at the airport, and MP3 players that let us carry decades of digitized music in our pocket. Dick Tracy's old decoder watch, which many of us dreamed about as kids, seems like an antique by comparison.

We've come to take for granted technological change and its inevitable financial benefits. We seem to assume, that as Americans, it's our birthright. Many of us believe that once we get past this current bump in the economic road, things will return to the state of ever-expanding opportunity that we've all come to expect. Sounds great, doesn't it? As a student of economic history, I believe that we should question that theory.

As it's often said, "We live in interesting times." There is ample reason for optimism and hope. But there are also storm clouds on the horizon -- a war against terrorism, the disaster that is Enron, continued economic depression in Japan, and the bankruptcy of an American institution called K-Mart. All in all, it's a good time for reflection.

In the spring of 2000, a representative group of Americans was asked what sort of stock market returns they expected for the next five years. In the midst of enjoying the heady stock market of the 1990s, the average answer was a return of more than 20%. That, they figured, would be the norm. I was a little shocked, but hardly surprised. Things had been so good for so long that the average investor had lost touch with historical reality.

                                                          continued on next page


                Annual Returns S&P 500

Year     S&P 500 Returns     Year    S&P 500 Returns
----     ---------------     ----    ---------------
1926         11.62%          1964         16.48%
1927         37.49%          1965         12.45%
1928         43.61%          1966        -10.06%
1929         -8.42%          1967         23.98%
1930        -24.90%          1968         11.06%
1931        -43.34%          1969         -8.50%
1932         -8.19%          1970          4.01%
1933         53.99%          1971         14.31%
1934         -1.44%          1972         18.98%
1935         47.67%          1973        -14.66%
1936         33.92%          1974        -26.47%
1937        -35.03%          1975         37.20%
1938         31.12%          1976         23.84%
1939         -0.41%          1977         -7.18%
1940         -9.78%          1978          6.56%
1941        -11.59%          1979         18.44%
1942         20.34%          1980         32.42%
1943         25.90%          1981         -4.91%
1944         19.75%          1982         21.41%
1945         36.44%          1983         22.51%
1946         -8.07%          1984          6.27%
1947          5.71%          1985         32.16%
1948          5.50%          1986         18.47%
1949         18.79%          1987          5.23%
1950         31.71%          1988         16.81%
1951         24.02%          1989         31.49%
1952         18.37%          1990         -3.17%
1953         -0.99%          1991         30.55%
1954         52.62%          1992          7.67%
1955         31.56%          1993          9.99%
1956          6.56%          1994          1.31%
1957        -10.78%          1995         37.43%
1958         43.36%          1996         23.07%
1959         11.96%          1997         33.36%
1960          0.05%          1998         28.58%
1961         26.89%          1999         21.04%
1962         -8.73%          2000         -9.11%
1963         22.80%          2001        -11.88%

  ANNUALIZED COMPOUNDED RATE OF RETURN 10.70%

Performance is historical and does not represent future results. This chart is for illustrative purposes only and does not represent the performance of any specific investment. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. Source: International Strategy & Investment Portfolio Strategy Report

The table to the left, which traces the annual returns of the stock market since 1926, is a sobering snapshot of reality.

Please take a moment to study this table. What it shows, indisputably, is that since 1926, the stock market has generated an annualized compounded rate of return of 10.7%. There is a lot of distance -- and a lot of dollars -- between that number and the 20% plus number that those investors were dreaming about.

A 10.7% annualized compounded return over almost 75 years is remarkable. That chart demonstrates what great capacity for growth we've had in the United States, and imagine what great opportunities may be available in the 21st century.

What you need in order to share in the good economic times to come is a proper appreciation for time and its effect on saving and investing. Time is your greatest ally. Time -- and patience.

We should all believe in the lessons of history. Those who learn from and practice the lessons of the past have a distinct advantage in reaching their financial goals.

I've been a professional investor for 35 years, and a student of history for longer than that. The lessons I've learned about human behavior and investing have helped me immeasurably. It's my hope that the following lessons I've learned over time will help you as well:

  1. Historical returns for the stock market have been 10.7%. It's not reasonable to continue to expect the 20% plus returns we experienced in the 1990s. Investors should expect returns that are closer to normal -- a "reversion to the mean."

  2. Like the Bible says, seven good years are usually followed by seven lean ones. Trying to figure out the exact moment when the good markets end and the bad ones begin is a difficult exercise. A balanced portfolio is best. For many investors, a balanced portfolio of half stocks and half bonds may be appropriate.

  3. During the 100 years of the 20th century, nearly half of the stock market's returns came in the form of dividends, not appreciation. I think dividends will regain their importance in the years ahead.

  4. After 20 years of mostly boom times, stock valuations are historically very high. Contrary to what we may have heard, VALUATIONS MATTER!

  5. Steer clear of fancy sales pitches about investments. If it sounds too good to be true, it probably is. Let common sense rule the day.

  6. Now, like never before, YOU are responsible for your own financial future (401(k) plans, IRAs, Keoghs, etc.). We all need to establish sensible goals and formulate a plan to reach them. Then stick to it!

The events of September 11 have demonstrated just how fragile the world really is. Coming on the heels of a couple of rocky years in the stock market, our tolerance for risk is way down. But there are always opportunities. At the moment, for investors with a greater risk tolerance, I think that small- and mid-cap stocks look quite attractive.

Here at Strong, we have dedicated professionals to help you set your goals, build an investment portfolio, and manage it. Please contact us should you need information or advice.

                                                    /s/ Dick

Strong Asia Pacific Fund
================================================================================
A meeting of shareholders was held on July 20, 2001. See page 10 for information about the results of this meeting.


Your Fund's Approach

The Strong Asia Pacific Fund seeks capital growth. The Fund invests primarily in stocks from companies located in Asia or the Pacific Basin. The Fund's manager looks for companies with potential for above-average sales and earnings growth, overall financial strength, competitive advantages, and capable management.


                    Growth of an Assumed $10,000 Investment
                           From 12-31-93 to 12-31-01

                                    [GRAPH]

              The Strong Asia                          Lipper Pacific
               Pacific Fund        MSCI AP*          Region Funds Index*
Dec 93            $10,000           $10,000             $10,000
Jun 94            $ 9,840           $ 8,645             $ 9,847
Dec 94            $ 9,473           $ 8,772             $ 9,475
Jun 95            $ 9,469           $ 9,141             $ 9,190
Dec 95            $10,035           $ 9,305             $ 9,729
Jun 96            $11,105           $10,217             $10,342
Dec 96            $10,246           $10,388             $ 9,994
Jun 97            $10,648           $10,832             $10,671
Dec 97            $ 7,071           $ 6,835             $ 7,278
Jun 98            $ 5,779           $ 5,585             $ 6,463
Dec 98            $ 6,849           $ 6,533             $ 7,064
Jun 99            $10,115           $ 8,810             $ 9,380
Dec 99            $13,426           $ 9,789             $12,597
Jun 00            $10,702           $ 8,801             $10,782
Dec 00            $ 8,466           $ 6,855             $ 8,179
Jun 01            $ 7,789           $ 6,562             $ 7,610
Dec 01            $ 7,407           $ 6,691             $ 6,716


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International AC Asia Pacific Free Ex. Japan Index ("MSCI AP") and the Lipper Pacific Region Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did your Fund perform?

A: Apart from the occasional weaker month, such as October, the Fund performed consistently well throughout the year 2001 relative to its competitors. Although, unfortunately, the return for the year was negative, the Fund managed to avoid the more severe damage the majority of its peers suffered. It is always disappointing when a fund is unable to achieve a positive absolute return for the year, but under the circumstances we believe the Fund performed in such a way as to manage risk as well as could be expected.

Q: What market conditions, events, and other factors impacted your Fund's performance?

A: For most of 2001, indeed until the last couple of months of the year, the Fund operated in an environment in most of Asia that was still quite hostile. The economic picture generally was of low or negative GDP growth, with Japan and Singapore most notably suffering actual recession. Continued sluggishness in Europe and a sharp slowdown in the U.S. made exports, the real "jet fuel" for many Asian economies, weaker than they had been for several years. Wall Street's generally poor performance, specifically in the technology sector, had in many cases a "leveraged" negative impact on Asian counterparts.

On the political front, Asia was hard-hit by the terrorist attacks of September 11 and their aftermath. This was particularly true in those countries with significant Muslim populations such as Indonesia, the Philippines, and Malaysia. Meanwhile, supply/demand conditions for equities were unfavorable for the bulk of the year as Local investors lacked confidence to buy as a result of the tough times they had endured the past few years, and foreign investors showed an almost total lack of interest in Asian investment apart from a small handful of specialist Asian or hedge funds. Overall, the Fund was forced to adopt a defensive posture for most of 2001, dodging bullets as much as possible and eking out gains on the few occasions where opportunities arose.

Q: What investment strategies and techniques impacted your Fund's performance?

A: A number of strategies contributed to the Fund's relative outperformance compared to its peers for the year. One of these was keeping a fairly tight focus throughout the year on a limited number of stocks that seemed to present the greatest degree of security in a very insecure environment. These typically fell into one of two categories. One of these categories was defensive stocks -- non-technology companies whose steady, and often rather basic underlying businesses helped to insulate them from the storms raging around their more dynamic and volatile peers. The other category consisted of laggard or turnaround stocks whose prices had been driven down beyond levels justified even by deteriorating fundamentals. As a result, these stocks offered minimal downside risk and considerable potential for an upside surprise. Some examples of these companies are Australia's Coca Cola Amatil, Hong Kong's Hutchison Whampoa, Japan's Nintendo, and Thailand's Golden Land and Bangkok Bank.

   Another strategy that helped to protect the Fund on the downside, while also helping to boost its recovery toward the end of the year, was the timing of our exposure to the technology sector in Asia. For most of the year, we maintained a minimal involvement in Asian computer, semiconductor, and software stocks, thus avoiding the continued stock-price declines most of these companies suffered. In the final quarter of the calendar year, however, we took on positions in a number of such companies just as the industry and the Nasdaq were beginning to show signs of recovery. In every case in which we did so, the subsequent performance of the investment was richly rewarding. Examples of such bargain-hunting purchases were Samsung Electronics, Quanta, Venture, NEC, Kyocera, Infosys, and Sony.

   We appreciate your investment in the Strong Asia Pacific Fund, and thank you for your continued confidence.

   Anthony L.T. Cragg

   Portfolio Manager
--------------------------------------------------------------------------------

                          Average Annual Total Returns
                                 As of 12-31-01

                                 1-year    -12.50%

                                 3-year      2.65%

                                 5-year     -6.28%

                   Since Fund Inception     -3.68%
                             (12-31-93)

   Equity funds are volatile investments and should only be considered for long-term goals.
--------------------------------------------------------------------------------

         An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

     * The MSCI AP is an unmanaged index generally representative of developed and emerging markets in the Asia/Pacific region, excluding Japan. MSCI AP data is U.S.-dollar-adjusted. The Lipper Pacific Region Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI AP index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Foreign MajorMarkets/SM/ Fund
--------------------------------------------------------------------------------

A meeting of shareholders was held on July 20, 2001. See page 10 for information about the results of this meeting. Effective May 14, 2001, Stacey Ho and Katherine Schapiro became the Fund's portfolio managers.

--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Foreign MajorMarketsSM Fund seeks capital growth. The Fund invests primarily in stocks issued by companies in the countries represented in the MSCI EAFE Index. * The Fund's managers employ a disciplined, quantitative approach to identify undervalued foreign stocks. The managers then analyze these stocks to make final selections. To manage foreign currency risk, the managers may hedge a portion of the Fund's exposure to currency fluctuations.

--------------------------------------------------------------------------------

                     Growth of an Assumed $10,000 Investment
                            From 6-30-98 to 12-31-01

               The Strong Foreign        MSCI       Lipper International
             MajorMarkets/SM/ Fund       EAFE*          Funds Index*

Jun 98             $10,000              $10,000           $10,000
Sep 98             $ 8,470              $ 8,579           $ 8,422
Dec 98             $ 9,980              $10,351           $ 9,728
Mar 99             $ 9,900              $10,495           $ 9,853
Jun 99             $11,060              $10,762           $10,400
Sep 99             $11,260              $11,234           $10,750
Dec 99             $14,211              $13,142           $13,409
Mar 00             $14,384              $13,128           $13,491
Jun 00             $13,021              $12,608           $12,857
Sep 00             $11,399              $11,591           $11,914
Dec 00             $10,577              $11,280           $11,435
Mar 01             $ 9,171              $ 9,734           $ 9,943
Jun 01             $ 9,258              $ 9,632           $10,002
Sep 01             $ 7,971              $ 8,284           $ 8,506
Dec 01             $ 8,467              $ 8,861           $ 9,225

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q: How did the Fund perform?

A: The Fund was able to outperform its benchmark, the MSCI EAFE Index, for the year, largely because of the conservative positioning we adopted in the spring.

   For global investors, 2001 proved one of the worst years in over two decades. A global economic slowdown took hold and stock markets weakened--and both conditions were made worse by the tragic events of September 11. In particular, the terrorist attacks on the United States had a tremendous influence on the world's financial markets, economies, and people. All major, world-equity markets declined in value for the year in U.S.-dollar terms. A strong fourth quarter did, however, help to end the difficult period on a positive note.

Q: What market conditions, events, and other factors impacted your Fund's performance?

A: Going into September, the dominant force in the market was the struggling global economy. Recessions in Japan and the U.S. had already begun, and Europe's largest economy, Germany, was showing recession-like conditions. The result was a collapse in the outlook for corporate profits around the world. Interest rate cuts were substantial in the U.S. and the U.K., but did little to stimulate those nations' economies. The European central bank was reluctant to lower interest rates aggressively, concerned about the inflationary impact of the weak euro.

   Markets reeled worldwide in the wake of the September attacks. The immediate impact on global commerce, travel, and finance further dampened the outlook for corporate earnings, consumer spending, and government budgets. To help compensate, the world's central banks launched a coordinated effort to counter the negative economic effects by cutting interest rate targets. The resulting flood of liquidity helped to fuel a fourth-quarter rally in most of the world's equity markets. Japan was a notable exception.

   Currency conditions also hurt returns over the year, as such key currencies as the euro, yen, and British pound lost value against the dollar. On a better note, both the euro and pound showed signs of resilience in the second half of the year.

Q: What investment strategies and techniques impacted your Fund's performance?

A: When we assumed management of the Fund in the spring of 2001, we repositioned it as a core international portfolio concentrating on the world's developed stock markets. We therefore eliminated our exposure to emerging markets. We also reduced large positions in Hong Kong and Switzerland, while adding to our holdings in Japan and Germany. Japan did remain underweighted relative to benchmark levels, however, as the country's continued economic slump exposed weaknesses in new Prime Minister Junichiro Koizumi's reform proposals.

   Consumer staples stocks took a leading role in the portfolio, as we found their defensive quality particularly useful in current conditions. We also overweighted energy stocks. Oil prices fell as the weak global economy slowed demand, but these companies still offered strong cash flow. All global sectors experienced declines in the year, but these two sectors were among the better performers. Two sectors we underweighted, information technology and telecommunication services, were among the weakest-performing sectors for the year.

   We concerned ourselves primarily with valuation and risk in selecting stocks for the portfolio, seeking out companies that we believed could meet realistic earnings expectations and had reasonable valuations. Other characteristics we looked for included industry leadership, strong balance sheets, and low execution risk. Royal Bank of Scotland, Toyota Motor, Nestle, and Ryanair were among the companies we added to the Fund, while Nokia, British Telecom, Fast Retailing, and Li & Fung were sold off.

Q: What is your future outlook?

A: We anticipate a muted global economic recovery in 2002.

   Overcapacity continues to exert a deflationary force, and spending from consumers and businesses appears likely to remain subdued. These conditions favor companies that retain some degree of pricing power and are able to cut costs and improve efficiency.

   We appreciate your investment in the Strong Foreign MajorMarkets Fund/SM/ and thank you for your continued support.

   Stacey Ho
   Portfolio Co-Manager

   Katherine Schapiro
   Portfolio Co-Manager

--------------------------------------------------------------------------------

                          Average Annual Total Returns
                                 As of 12-31-01

                             1-year        -19.94%

                             3-year         -5.33%

               Since Fund Inception         -4.64%
                          (6-30-98)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

         An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

     * The MSCI EAFE is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE data is U.S.-dollar-adjusted. The Lipper International Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI EAFE index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong International Stock Fund
--------------------------------------------------------------------------------

A meeting of shareholders was held on July 20, 2001. See page 10 for information about the results of this meeting. Effective May 14, 2001, Stacey Ho and Katherine Schapiro became the Fund's portfolio managers.

--------------------------------------------------------------------------------

Your Fund's Approach

The Strong International Stock Fund seeks capital growth. The Fund selects stocks from any foreign country. The managers seek stocks that appear to have strong growth potential relative to their risk using a three-step investment process involving country allocation, intensive in-house research, and currency management. The managers examine the economic outlook of individual countries in determining whether to invest and choose individual stocks based on rigorous, in-depth analysis, which may include interviews with company leaders.

--------------------------------------------------------------------------------

                    Growth of an Assumed $10,000 Investment
                            From 3-4-92 to 12-31-01
                                    [GRAPH]

            Strong International         MSCI          Lipper International
                 Stock Fund              EAFE*             Funds Index*

Feb 92           $10,000                $10,000              $10,000
Dec 92           $ 9,819                $ 9,484              $ 9,495
Dec 93           $14,508                $12,572              $13,215
Dec 94           $14,282                $13,550              $13,118
Dec 95           $15,399                $15,069              $14,433
Dec 96           $16,660                $15,980              $16,515
Dec 97           $14,294                $16,264              $17,712
Dec 98           $13,287                $19,516              $19,955
Dec 99           $25,600                $24,779              $27,504
Dec 00           $16,223                $21,268              $23,456
Dec 01           $12,583                $16,708              $18,922

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performances were prorated for the month of March 1992.

Q: How did your Fund perform?

A: The Fund performed in line with its benchmark, the MSCI EAFE Index, in 2001.
   The conservative positioning of the portfolio put into place in the spring quarter helped to moderate the impact of stock market declines around the world.

   For global investors, 2001 proved one of the worst years in over two decades. In particular, the terrorist attacks on the United States had a tremendous influence on the world's financial markets, economies and people, demonstrating how globalization affects business, investments, and even life itself. While a global economic slowdown was already well in place and stock markets were weak before the tragedy, the downward trends were accelerated by the September 11 events. All major world equity markets fell in the year, in U.S.-dollar terms. Nevertheless, a strong fourth quarter helped end the difficult period on a positive note.

Q: What market conditions, events, and other factors impacted your Fund's performance?

A: Going into September, the dominant force in the market was the struggling global economy. Recessions in Japan and the U.S. had already begun, and Europe's largest economy, Germany, was showing recession-like conditions. The result was a collapse in the outlook for corporate profits around the world. Interest rate cuts, while substantial in the U.S. and U.K., had little stimulating effect. The European

   Central Bank was reluctant to lower interest rates aggressively, concerned about the inflationary impact of the weak euro.

   The events of September 11 then sent markets reeling worldwide. The immediate impact on global commerce, travel, and finance further dampened the outlook for corporate earnings, consumer spending and government budgets. However, the world's central banks launched a coordinated effort to counter the negative economic effects by easing monetary conditions. The subsequent flood of liquidity helped fuel the fourth-quarter rally in stocks in most of the world's stock markets. Japan was a notable exception.

   In addition, currency was a negative factor over the course of the year. Key currencies such as the euro, yen, and British pound fell in value relative to the dollar. However, both the euro and pound showed signs of stabilization and strength in the second half of the year. For U.S. investors in foreign markets, stable or stronger currencies relative to the dollar had a positive impact on returns.

Q: What investment strategies and techniques impacted your Fund's performance?

A: In the spring of 2001, the new portfolio management team repositioned the Fund to create a core international portfolio with a more moderate risk profile. Large holdings in Hong Kong and Switzerland were reduced while positions in Japan and Germany were increased. Nevertheless, Japan remained underweighted relative to the MSCI EAFE benchmark index. As the economic woes deepened in the country, the holes in new Prime Minister Junichiro Koizumi's reform proposals grew more visible.

   On a sector bases, consumer staples were emphasized in the portfolio given the defensive nature of the business. Despite falling oil prices due to the weak global economy, energy stocks were also overweighted relative to the benchmark, MSCI EAFE, with attractive characteristics such as strong cash flow. While all global sectors experienced declines in the year, consumer staples and energy were among the better performing areas. The worst global sectors for performance included information technology and telecommunication services. Both were underweighted in the Fund compared to the Fund's broad-based benchmark.

   Issues of valuation and risk dominated stock selection. We focused on companies with the ability to meet "realistic" earnings expectations in the difficult economic environment and stocks with "reasonable" valuations. At the same time, we looked for shared characteristics such as industry leadership, strong balance sheets, and low execution risk. Royal Bank of Scotland, Toyota Motor, Nestle, and Ryanair were among those identified. Significant positions sold included Nokia, British Telecom, Fast Retailing, and Li & Fung.

Q: What is your future outlook?

A: We anticipate a muted global economic recovery in 2002 due to continued deflationary pressures from over capacity and subdued consumer and corporate spending levels on a worldwide basis. Within the uncertain market environment, companies with relative pricing power and room to cut costs are favored.

   We appreciate your investment in the Strong International Stock Fund and thank you for your continued support.

    Stacey Ho
    Portfolio Co-Manager
    Katherine Schapiro
    Portfolio Co-Manager

--------------------------------------------------------------------------------

                          Average Annual Total Returns
                                 As of 12-31-01

                           1-year            -22.44%

                           3-year             -1.80%

                           5-year             -5.46%

             Since Fund Inception              2.37%
                          (3-4-92)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

     An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

* The MSCI EAFE is an unmanaged index generally representative of the major overseas stock markets. MSCI EAFE data is U.S.-dollar-adjusted. The Lipper International Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI EAFE index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Overseas Fund
================================================================================
A meeting of shareholders was held on July 20, 2001. See page 10 for information about the results of this meeting. Effective May 14, 2001, Stacey Ho and Katherine Schapiro became the Fund's portfolio managers.


Your Fund's Approach

The Strong Overseas Fund seeks capital growth. The Fund invests in stocks from ten or more foreign countries. The managers seek stocks that appear to have strong growth potential relative to their risk using a three-step investment process involving country allocation, intensive in-house research, and currency management. The managers examine the economic outlook of individual countries in determining whether to invest and choose individual stocks based on rigorous, in-depth analysis, which may include interviews with company leaders. At times, the Fund may take larger positions in companies and countries that may present greater potential investment opportunities.


                    Growth of an Assumed $10,000 Investment
                           From 6-30-98 to 12-31-01

                                    [GRAPH]

                  The Strong        MSCI     Lipper International
                 Overseas Fund      EAFE*        Funds Index*

Jun 98             $10,000         $10,000         $10,000
Sep 98             $ 8,370         $ 8,579         $ 8,422
Dec 98             $10,460         $10,351         $ 9,728
Mar 99             $11,410         $10,495         $ 9,853
Jun 99             $12,240         $10,762         $10,400
Sep 99             $13,380         $11,234         $10,750
Dec 99             $20,530         $13,142         $13,409
Mar 00             $21,610         $13,128         $13,491
Jun 00             $19,040         $12,608         $12,857
Sep 00             $16,280         $11,591         $11,914
Dec 00             $13,660         $11,280         $11,435
Mar 01             $11,760         $ 9,734         $ 9,943
Jun 01             $11,980         $ 9,632         $10,002
Sep 01             $10,200         $ 8,284         $ 8,503
Dec 01             $11,044         $ 8,861         $ 9,225

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Q:   How did your Fund perform?

A: For the one-year period ended December 31, 2001, the Strong Overseas Fund outperformed its benchmark, the MSCI EAFE Index. We had adopted a more conservative positioning of the portfolio in the spring quarter, which helped to ease the impact of global stock-market declines.

     Global investors have just exited one of the worst years in international stock markets in more than a decade. The terrorist attacks of September 11 and their aftermath gave investors a glimpse of the true nature of globalization: it affects not only the world's financial markets and economies, but also the daily lives of individuals around the globe.

     While a global economic slowdown was already well in place and stock markets were weak before the tragedy, the downward trends were accelerated by the September 11 events. All major world equity markets fell for the year, in U.S.-dollar terms. All was not entirely gloomy, however, as markets experienced a strong fourth quarter.

Q: What market conditions, events, and other factors impacted your Fund's performance?

A: Going into September, the dominant force in the market was the struggling global economy. Recessions in Japan and the U.S. had already begun, and Europe's largest economy, Germany, was showing signs of a similar affliction. The result was a collapse in the outlook for corporate profits around the world. Although central banks in the U.S. and U.K. made significant interest rate cuts, these had little impact. The European Central Bank was reluctant to lower interest rates aggressively, concerned about the inflationary impact of the weak euro.

     The events of September 11 then stunned international markets. The immediate impact on global commerce, travel, and finance further dampened the outlook for corporate earnings, consumer spending, and government budgets. However, the world's central banks launched a coordinated effort to counter the negative economic effects. The subsequent flood of liquidity helped to drive a fourth quarter rally in stocks in most markets, with Japan as a notable exception.

     On the whole, currency exposure had a negative influence on performance over the year, as key currencies such as the euro, yen, and British pound all fell relative to the dollar. Both the euro and the pound did, however, show signs of stabilization and strength in the second half of the year.

Q:   What investment strategies and techniques impacted your Fund's performance?

A: In the spring of 2001, we assumed management of this Fund and repositioned it to create a core international portfolio with a more moderate risk profile. We increased the Fund's holdings in Japan and Germany, while reducing large positions in Hong Kong and Switzerland. Despite our additions, the Fund's position in Japan remained lower than our benchmark, the MSCI EAFE Index, as economic woes in that country exposed the holes in new Prime Minister Junichiro Koizumi's reform proposals.

     We emphasized the stocks of consumer staples companies, attracted by their defensive nature in a challenging environment. We overweighted energy stocks despite falling oil prices, as these companies still offered strong cash flow. While all global sectors experienced declines in the year, consumer staples and energy both were among the better-performing areas.

     Considerations regarding valuation and risk were foremost in our stock-selection process. We focused on companies with the ability to meet realistic earnings expectations, and stocks with reasonable valuations. We also looked for such important characteristics as industry leadership, strong balance sheets, and low execution risk. Among the companies fitting these criteria were Royal Bank of Scotland, Toyota Motor, Nestle, and Ryanair. We made room for these additions by selling off other holdings that we found less desirable, such as Nokia, British Telecom, Fast Retailing, and Li & Fung.

Q:   What is your future outlook?

A: Although we do anticipate some degree of global economic recovery, we believe it will be muted in nature, constrained by continued deflationary pressures and subdued consumer and corporate spending. In this environment, we will be favoring those companies that retain relative pricing power and room to cut costs and improve efficiency.

     We appreciate your investment in the Strong Overseas Fund and thank you for your continued support.

     Stacey Ho
     Portfolio Co-Manager
     Katherine Schapiro
     Portfolio Co-Manager

--------------------------------------------------------------------------------

                          Average Annual Total Returns
                                 As of 12-31-01

                           1-year             -19.15%

                           3-year               1.83%

             Since Fund Inception               2.88%
                        (6-30-98)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

     An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

* The MSCI EAFE is an unmanaged index generally representative of major overseas stock markets. MSCI EAFE data is U.S.-dollar-adjusted. The Lipper International Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the MSCI EAFE index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SHAREHOLDER MEETING RESULTS OF THE FUNDS
--------------------------------------------------------------------------------


At an Annual Meeting of Shareholders of the Funds held on July 20, 2001, shareholders approved the following proposals:

To approve a new advisory agreement between Strong Capital Management, Inc. and Strong Asia Pacific Fund, Inc. and Strong International Equity Funds, Inc. on behalf of:


                                                   For          Against      Abstain         Broker non-votes
                                                   ---          -------      -------         ----------------
Strong Asia Pacific Fund                      2,465,384.094   274,513.109    91,734.978         768,230.000
Strong Foreign MajorMarketsSM Fund              315,432.852     2,172.402       306.238          22,802.000
Strong International Stock Fund               4,094,132.115   350,799.329    92,933.369         733,489.000
Strong Overseas Fund                          1,150,346.917   112,027.676    18,198.015         328,328.000

To ratify the selection of PricewaterhouseCoopers LLP as the Fund's Independent
Auditors:

                                                   For            Against        Abstain
                                                   ---            -------        -------
Strong Asia Pacific Fund                      3,475,743.050     57,885.899     66,323.232
Strong Foreign MajorMarketsSM Fund              340,562.452         80.515         70.525
Strong International Stock Fund               5,142,434.847     47,318.611     81,600.355
Strong Overseas Fund                          1,568,993.848     21,357.513     18,549.247

To elect members to the Board of Directors of Strong Asia Pacific Fund, Inc.:

        Director             Affirmative       Withhold
        --------             -----------       --------
  Richard S. Strong         3,472,159.835     127,792.346
   Willie D. Davis          3,480,270.016     119,682.165
   William F. Vogt          3,483,283.180     116,669.001
   Marvin E. Nevins         3,466,875.460     133,076.721
   Stanley Kritzik          3,478,492.571     121,459.610
    Neal Malicky            3,480,945.359     119,006.822

To elect members to the Board of Directors of Strong International Equity Funds, Inc. (Strong Foreign MajorMarketsSM Fund, Strong International Stock Fund, and Strong Overseas Fund):

        Director             Affirmative       Withhold
        --------             -----------       --------
  Richard S. Strong         7,030,799.760     190,168.153
   Willie D. Davis          7,045,134.276     175,833.637
   William F. Vogt          7,055,580.420     165,387.493
   Marvin E. Nevins         7,033,734.808     187,233.105
   Stanley Kritzik          7,050,359.038     170,608.875
     Neal Malicky           7,051,380.837     169,587.076

SCHEDULES OF INVESTMENTS IN SECURITIES                       December 31 , 2001
--------------------------------------------------------------------------------
                              STRONG ASIA PACIFIC FUND

                                                      Shares or
                                                      Principal        Value
                                                       Amount         (Note 2)
--------------------------------------------------------------------------------
Common Stocks 95.2%
Australia 9.7%
BHP Billiton, Ltd.                                        90,823   $   486,739
BMCMedia, Ltd. (b) (d)                                 5,300,000       124,435
Coca-Cola Amatil, Ltd.                                   298,811       912,181
MIM Holdings, Ltd.                                     1,150,000       669,134
Norwood Abbey, Ltd. (b)                                  709,000       427,011
Novogen, Ltd. (b)                                        120,000       196,606
Pacific Dunlop, Ltd.                                   1,000,000       525,712
Sydney Aquarium, Ltd.                                    200,450       347,853
                                                                   -----------
                                                                     3,689,671

China 3.7%
Aluminum Corporation of China, Ltd.
   Sponsored ADR (b)                                      14,100       246,468
China Merchants Hai Hong Holdings                        870,000       557,835
Martin Currie China Heartland Fund, Ltd. (b)              63,000       603,540
                                                                   -----------
                                                                     1,407,843

Hong Kong 5.7%
China Everbright, Ltd.                                 1,044,000       783,201
Hang Lung Development Company, Ltd.                      880,000       778,661
Hutchison Whampoa, Ltd.                                   63,000       607,944
                                                                   -----------
                                                                     2,169,806

India 2.5%
Indian Capital Fund PCC (Acquired
   6/12/97-1/31/00; Cost $447,154) (b) (f)                30,792       208,770
Infosys Technologies, Ltd.                                 8,700       735,734
                                                                   -----------
                                                                       944,504

Indonesia 4.0%
Astra International Tbk PT (b)                         2,200,000       414,493
Hanjaya Mandala Sampoerna Tbk PT                       1,100,000       340,096
Telekomunikasi Indonesia Tbk PT                        2,500,000       772,947
                                                                   -----------
                                                                     1,527,536

Japan 20.6%
Fuji Heavy Industries, Ltd. (c)                          130,000       555,041
Fujitsu, Ltd.                                             50,000       362,379
Hitachi Zosen Corporation (b)                            720,000       333,663
Jafco Company, Ltd.                                        7,000       418,522
Kao Corporation                                           28,000       579,655
Konami Company, Ltd.                                      14,500       428,512
Kyocera Corporation                                        7,200       467,675
Mitsubishi Tokyo Financial Group, Inc. (b)                    60       400,669
NEC Corporation                                           70,000       711,008
Nintendo Company, Ltd.                                     4,700       819,456
Nomura Holdings, Inc.                                     50,000       638,152
Nomura Research Institute, Ltd. (b)                        2,000       233,685
Shiseido Company, Ltd.                                    78,400       721,282
Sony Corporation                                          18,000       819,114
Tokyo Broadcasting System, Inc.                           24,000       362,835
                                                                   -----------
                                                                     7,851,648

Malaysia 4.4%
Genesis Malaysia Maju Fund, Ltd. (Acquired
   1/20/99-1/26/01; Cost $654,300) (b) (f)                44,000       814,000
Golden Hope Plantations BHD                              500,000       471,053
Sime Darby BHD                                           311,000       401,026
                                                                   -----------
                                                                     1,686,079

New Zealand 3.5%
Guinness Peat Group PLC                                1,084,848       727,112
Waste Management NZ, Ltd.                                500,000       628,613
                                                                   -----------
                                                                     1,355,725

Philippines 3.3%
ABS-CBN Holdings Corporation                             690,000       318,513
Bank of the Philippine Islands                           450,000       502,916
SM Prime Holdings, Inc.                                3,500,000       428,571
                                                                   -----------
                                                                     1,250,000

Singapore 11.1%
Hotel Properties, Ltd.                                   850,000       589,383
Keppel Land, Ltd.                                        250,000       232,936
People's Food Holdings, Ltd.                             800,000       431,203
SembCorp Industries, Ltd.                                600,000       520,043
Singapore Airlines, Ltd.                                  95,000       566,089
Singapore Exchange, Ltd.                               1,485,000       997,508
Singapore Telecommunications, Ltd.                       500,000       476,706
Venture Manufacturing, Ltd.                               60,000       432,286
                                                                   ------------
                                                                     4,246,154

South Korea 8.0%
Kangwon Land, Inc. (b) (c)                                 5,000       504,570
Kook Soon Dang Brewery Company, Ltd.                      27,128       623,973
Korea Electric Power Corporation
   Sponsored ADR                                          71,000       649,650
LG AD, Inc.                                                9,000       102,818
Samsung Electronics                                        5,600     1,189,947
                                                                   ------------
                                                                     3,070,958

Taiwan 6.5%
EVA Airways Corporation (c)                            1,400,000       360,515
Quanta Computer, Inc.                                    206,250       672,747
Taiwan Opportunities Fund, Ltd. (b)                       80,000       672,000
United Microelectronics Corporation ADR (b)               79,550       763,680
                                                                   ------------
                                                                     2,468,942

Thailand 12.2%
Bangkok Bank PCL (b)                                     770,000       857,781
GMM Grammy PCL                                           250,000       480,660
Golden Land Property Development
   PCL (Fgn Reg) (b)                                   2,957,600       749,268
Kiatnakin Finance PCL                                  1,800,000       936,440
Land & House PCL (Fgn Reg) (b)                           935,000       824,813
PTT PCL (b)                                              500,000       390,183
Siam Investment Fund (b)                                  74,000       419,950
                                                                   ------------
                                                                     4,659,095
-------------------------------------------------------------------------------
Total Common Stocks (Cost $36,878,179)                              36,327,961
-------------------------------------------------------------------------------
Short-Term Investments (a) 5.2%
Repurchase Agreements 4.8%
United States
State Street Bank (Dated 12/31/01), 1.50%,
   Due 1/02/02 (Repurchase Proceeds
   $1,844,254); Collateralized by:
   United States Government Issues (e)                 $1,844,100    1,844,100

Warrants 0.4%
Japan
Matsushita Electric Industrial Company,
   Ltd., Expire 7/08/02                                       300          750
Sony, Expire 7/16/02                                          300      155,700
                                                                   -----------
                                                                       156,450
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $2,340,975)                       2,000,550
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $39,219,154) 100.4%           38,328,511
Other Assets and Liabilities,  Net (0.4%)                             (182,432)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                  $38,146,079
===============================================================================

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
-----------------------------------------------------------------------

                       Settlement                         Unrealized
                         Date         Value in USD        Appreciation
-----------------------------------------------------------------------
Sold:
505,040,000 JPY        6/18/02        $ 3,870,994           $129,006

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)           December 31 , 2001
--------------------------------------------------------------------------------

                      STRONG FOREIGN MAJORMARKETS/SM/ FUND

                                                     Shares or
                                                     Principal       Value
                                                      Amount        (Note 2)
-----------------------------------------------------------------------------
Common Stocks 80.7%
Australia 2.9%
BHP Billiton, Ltd.                                        11,021    $  59,064
Foster's Group, Ltd.                                      19,000       47,130
News Corporation, Ltd.                                     5,100       40,665
                                                                    ---------
                                                                      146,859

Belgium 2.6%
Fortis                                                     3,000       77,962
Interbrew                                                  2,000       54,827
                                                                    ---------
                                                                      132,789

Canada 1.0%
Alberta Energy Company, Ltd.                               1,300       49,431

Denmark 1.0%
Novo Nordisk A/S `B Shares'                                1,200       49,107

France 11.1%
Accor SA                                                   2,300       83,720
Axa                                                        1,600       33,478
Groupe Danone                                              1,100      134,349
Suez SA                                                    2,400       72,746
TotalFinaElf SA                                              500       71,498
TotalFinaElf SA Sponsored ADR                                900       63,216
Vivendi Universal SA                                       1,300       71,276
Vivendi Universal SA Sponsored ADR                           500       26,895
                                                                    ---------
                                                                      557,178

Germany 6.2%
Adidas-Salomon AG                                            900       66,996
Allianz AG                                                   200       47,339
E.On AG                                                    1,300       67,428
Muenchener Rueckversicherungs-Gesellschaft AG                300       81,572
Siemens AG                                                   700       46,710
                                                                    ---------
                                                                      310,045

Hong Kong 3.8%
Cheung Kong Holdings, Ltd.                                 6,100       63,362
China Mobile, Ltd. Sponsored ADR (b)                       2,700       47,196
HSBC Holdings PLC                                          1,700       19,893
Hutchison Whampoa, Ltd.                                    6,300       60,795
                                                                    ---------
                                                                      191,246

Ireland 3.1%
Elan Corporation PLC Sponsored ADR (b)                     1,100       49,566
Ryanair Holdings PLC ADR (b)                               3,300      105,765
                                                                    ---------
                                                                      155,331

Italy 2.5%
ENI Spa                                                    4,700       58,874
IntesaBCI Spa                                             11,500       28,840
San Paolo - IMI Spa                                        3,500       37,571
                                                                    ---------
                                                                      125,285

Japan 14.3%
Canon, Inc.                                                2,000       68,525
Fuji Photo Film                                            2,000       71,108
Konami Company, Ltd.                                       1,000       29,553
Lawson, Inc.                                               1,600       45,582
Mitsubishi Heavy Industries, Ltd.                         19,000       50,520
Nintendo Company, Ltd.                                       400       69,741
SECOM Company, Ltd.                                        2,000       99,977
Seven-Eleven Japan Company, Ltd.                           2,000       72,628
Shimachu Company, Ltd.                                     1,300       17,777
TOTO, Ltd.                                                10,000       47,482
Toyota Motor Corporation                                   4,400      110,978
USHIO, Inc.                                                3,000       33,754
                                                                    ---------
                                                                      717,625

Netherlands 6.2%
Koninklijke Ahold NV                                       2,900       84,489
Koninklijke Philips Electronics NV Sponsored
   ADR - New York Registry Shares                          1,800       52,398
Royal Dutch Petroleum Company                              1,300       63,726
STMicroelectronics NV                                      1,000       32,139
STMicroelectronics NV - New York
   Registry Shares                                         1,000       31,670
Wolters Kluwer NV                                          2,100       47,927
                                                                    ---------
                                                                      312,349

Singapore 1.2%
DBS Group Holdings, Ltd.                                   8,000       59,805

Spain 2.6%
Banco Santander Central Hispano SA                         3,000       25,167
Banco Santander Central Hispano SA
   Sponsored ADR                                           4,040       33,532
Telefonica SA (b)                                             33          442
Telefonica SA Sponsored ADR (b)                            1,801       72,184
                                                                    ---------
                                                                      131,325

Sweden 2.3%
Autoliv, Inc.                                              2,500       50,274
Ericsson (LM) Telephone Company ADR Class B               12,000       62,640
                                                                    ---------
                                                                      112,914

Switzerland 6.5%
Julius Baer Holding, Ltd.                                    200       67,580
Nestle SA                                                    500      106,800
Novartis AG Sponsored ADR                                  1,400       51,100
Swiss Reinsurance                                          1,000      100,766
                                                                    ---------
                                                                      326,246

United Kingdom 13.4%
Amvescap PLC                                               3,000       43,275
BP PLC Sponsored ADR                                       1,300       60,463
Boots Company PLC                                         10,400       88,483
Compass Group PLC                                         11,400       85,458
Diageo PLC                                                 7,600       86,841
GlaxoSmithKline PLC                                            3           75
GlaxoSmithKline PLC Sponsored ADR                          1,600       79,712
Lloyds TSB Group PLC                                       7,000       76,012
Royal Bank of Scotland PLC                                 3,900       94,917
Vodafone Group PLC                                        20,700       54,160
                                                                    ---------
                                                                      669,396
-----------------------------------------------------------------------------
Total Common Stocks (Cost $4,330,884)                               4,046,931
-----------------------------------------------------------------------------
Short-Term Investments (a) 24.2%
Repurchase Agreements
United States
ABN AMRO Inc. (Dated 12/31/01), 1.60%,
   Due 1/02/02 (Repurchase Proceeds
   $700,062); Collateralized by: United
   States Government Issues (e)                        $ 700,000      700,000
State Street Bank (Dated 12/31/01), 1.50%,
   Due 1/02/02 (Repurchase Proceeds
   $511,043); Collateralized by: United
   States Government Issues (e)                          511,000      511,000
-----------------------------------------------------------------------------
Total Short-Term Investments (Cost $1,211,000)                      1,211,000
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
Total Investments in Securities
(Cost $5,541,884) 104.9%                                            5,257,931
Other Assets and Liabilities, Net(4.9%)                              (246,810)
-----------------------------------------------------------------------------
Net Assets 100.0%                                                  $5,011,121
=============================================================================

SCHEDULES OF INVESTMENTS IN SECURITIES                        December 31, 2001
-------------------------------------------------------------------------------
                         STRONG INTERNATIONAL STOCK FUND


                                                     Shares or
                                                     Principal          Value
                                                      Amount           (Note 2)
-------------------------------------------------------------------------------
Common Stocks 87.2%
Australia 3.1%
BHP Billiton, Ltd.                                   169,338       $   907,516
Foster's Group, Ltd.                                 300,000           744,163
News Corporation, Ltd.                                98,000           781,400
                                                                   -----------
                                                                     2,433,079

Belgium 2.7%
Fortis                                                48,500         1,260,381
Interbrew                                             31,000           849,822
                                                                   -----------
                                                                     2,110,203

Canada 1.0%
Alberta Energy Company, Ltd.                          21,000           798,504

Denmark 1.0%
Novo Nordisk A/S `B Shares'                           19,600           802,085

France 10.9%
Accor SA                                              35,100         1,277,638
Axa                                                   29,500           617,243
Groupe Danone                                         13,300         1,624,402
Suez SA                                               39,500         1,197,285
TotalFinaElf SA                                        9,800         1,401,367
TotalFinaElf SA Sponsored ADR                         10,800           758,592
Vivendi Universal SA                                  17,800           975,925
Vivendi Universal SA Sponsored ADR                    11,200           602,448
                                                                   -----------
                                                                     8,454,900

Germany 6.3%
Adidas-Salomon AG                                     14,700         1,094,272
Allianz AG                                             3,300           781,088
E.On AG                                               19,000           985,482
Muenchener Rueckversicherungs-Gesellschaft AG          4,300         1,169,202
Siemens AG                                            13,000           867,474
                                                                   -----------
                                                                     4,897,518

Hong Kong 4.4%
Cheung Kong Holdings, Ltd.                           119,500         1,241,280
China Mobile, Ltd. Sponsored ADR (b)                  47,800           835,544
HSBC Holdings PLC                                     33,300           389,667
Hutchison Whampoa, Ltd.                               94,000           907,091
                                                                   -----------
                                                                     3,373,582

Ireland 3.2
Connemara Green Marble Quarries PLC (Acquired
   11/21/96-6/20/97; Cost $635,000) (b) (d) (f)      254,000                 0
Elan Corporation PLC Sponsored ADR (b)                17,700           797,562
Ryanair Holdings PLC ADR (b)                          52,000         1,666,600
                                                                   -----------
                                                                     2,464,162

Italy 2.9%
ENI Spa                                               77,700           973,306
IntesaBCI Spa                                        235,000           589,331
San Paolo - IMI Spa                                   65,000           697,746
                                                                   -----------
                                                                     2,260,383

Japan 13.2%
Canon, Inc.                                           30,000         1,027,881
Fuji Photo Film                                       26,000           924,409
Konami Company, Ltd.                                  20,000           591,051
Lawson, Inc.                                          25,000           712,224
Mitsubishi Heavy Industries, Ltd.                    318,000           845,552
Nintendo Company, Ltd.                                 4,700           819,456
SECOM Company, Ltd.                                   17,500           874,801
Seven-Eleven Japan Company, Ltd.                      23,000           835,220
Shimachu Company, Ltd.                                24,300           332,295
TOTO, Ltd.                                           155,000           735,964
Toyota Motor Corporation                              74,000         1,866,444
USHIO, Inc.                                           55,000           618,818
                                                                   -----------
                                                                    10,184,115

Mexico 3.0%
America Movil SA de CV                               460,000           447,551
Telefonos de Mexico SA de CV                         550,000           967,186
Wal-Mart de Mexico SA de CV                          320,000           876,520
                                                                   -----------
                                                                     2,291,257

Netherlands 6.4%
Koninklijke Ahold NV                                  43,000         1,252,771
Koninklijke Philips Electronics NV Sponsored
   ADR - New York Registry Shares                     29,700           864,567
Royal Dutch Petroleum Company                         21,700         1,063,734
STMicroelectronics NV                                 12,000           385,663
STMicroelectronics NV - New York
   Registry Shares                                    17,800           563,726
Wolters Kluwer NV                                     34,800           794,220
                                                                   -----------
                                                                     4,924,681

Singapore 1.3%
DBS Group Holdings, Ltd.                             134,000         1,001,733

South Korea 0.9%
Korea Telecom Corporation Sponsored ADR               34,700           705,451

Spain 2.7%
Banco Santander Central Hispano SA                    74,000           620,787
Banco Santander Central Hispano SA
   Sponsored ADR                                      41,796           346,907
Telefonica SA (b)                                      2,264            30,336
Telefonica SA Sponsored ADR (b)                       28,140         1,127,851
                                                                   -----------
                                                                     2,125,881

Sweden 2.1%
Autoliv, Inc.                                         40,000           804,374
Ericsson (LM) Telephone Company ADR Class B          165,000           861,300
                                                                   -----------
                                                                     1,665,674

Switzerland 6.9%
Julius Baer Holding, Ltd.                              3,100         1,047,487
Nestle SA                                              9,000         1,922,404
Novartis AG Sponsored ADR                             22,200           810,300
Swiss Reinsurance                                     15,400         1,551,801
                                                                   -----------
                                                                     5,331,992

Taiwan 1.5%
ASE Test, Ltd. (b)                                    84,000         1,170,120

United Kingdom 13.7%
Amvescap PLC                                          49,200           709,710
BP PLC Sponsored ADR                                  20,900           972,059
Boots Company PLC                                    170,000         1,446,357
Compass Group PLC                                    171,600         1,286,372
Diageo PLC                                           125,800         1,437,449
GlaxoSmithKline PLC Sponsored ADR                     24,500         1,220,590
Lloyds TSB Group PLC                                 109,300         1,186,864
Royal Bank of Scotland PLC                            62,000         1,508,933
Vodafone Group PLC                                   330,000           863,425
                                                                   -----------
                                                                    10,631,759
------------------------------------------------------------------------------
Total Common Stocks (Cost $77,116,742)                              67,627,079
------------------------------------------------------------------------------
Short-Term Investments (a) 13.9%
Repurchase Agreements
United States
ABN AMRO Inc. (Dated 12/31/01), 1.60%,
   Due 1/02/02 (Repurchase Proceeds
   $8,600,764); Collateralized United
   by: Government Issues (e)                      $8,600,000         8,600,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)             December 31, 2001
--------------------------------------------------------------------------------
                   STRONG INTERNATIONAL STOCK FUND (continued)


                                                       Shares or
                                                       Principal       Value
                                                        Amount        (Note 2)
-------------------------------------------------------------------------------
State Street Bank (Dated 12/31/01), 1.50%,
   Due 1/02/02 (Repurchase Proceeds
   $2,129,677); Collateralized by: United
   States Government Issues (e)                      $ 2,129,500    $ 2,129,500
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $10,729,500)                      10,729,500
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investments in Securities (Cost $87,846,242) 101.1%            78,356,579
Other Assets and Liabilities, Net (1.1%)                               (841,523)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                   $77,515,056
===============================================================================


                              STRONG OVERSEAS FUND


                                                       Shares or
                                                       Principal       Value
                                                        Amount        (Note 2)
-------------------------------------------------------------------------------
Common Stocks 90.6%
Australia 3.3%
BHP Billiton, Ltd.                                        57,822     $  309,880
Foster's Group, Ltd.                                     105,000        260,457
News Corporation, Ltd.                                    33,000        263,124
                                                                     ----------
                                                                        833,461

Belgium 2.8%
Fortis                                                    16,000        415,795
Interbrew                                                 11,000        301,550
                                                                     ----------
                                                                        717,345

Canada 1.1%
Alberta Energy Company, Ltd.                               7,100        269,970

Denmark 1.1%
Novo Nordisk A/S `B Shares'                                6,600        270,090

France 11.2%
Accor SA                                                  12,400        451,359
Axa                                                        9,700        202,958
Groupe Danone                                              4,300        525,183
Suez SA                                                   13,000        394,043
TotalFinaElf SA                                            3,100        280,960
Vivendi Universal SA                                       5,900        323,481
Vivendi Universal SA Sponsored ADR                         3,700        199,023
                                                                     ----------
                                                                      2,820,296

Germany 6.4%
Adidas-Salomon AG                                          4,900        364,757
Allianz AG                                                 1,000        236,693
E.On AG                                                    6,400        331,952
Muenchener Rueckversicherungs-Gesellschaft AG              1,500        407,861
Siemens AG                                                 4,200        280,261
                                                                     ----------
                                                                      1,621,524

Hong Kong 4.6%
Cheung Kong Holdings, Ltd.                                40,000        415,491
China Mobile, Ltd. Sponsored ADR (b)                      16,000        279,680
HSBC Holdings PLC                                         12,000        140,421
Hutchison Whampoa, Ltd.                                   34,000        328,097
                                                                     ----------
                                                                      1,163,689

Ireland 3.3%
Elan Corporation PLC Sponsored ADR (b)                     6,000        270,360
Ryanair Holdings PLC ADR (b)                              17,400        557,670
                                                                     ----------
                                                                        828,030

Italy 3.0%
ENI Spa                                                   26,200        328,194
IntesaBCI Spa                                             80,000        200,623
San Paolo - IMI Spa                                       22,000        236,160
                                                                     ----------
                                                                        764,977

Japan 13.7%
Canon, Inc.                                               10,000        342,627
Fuji Photo Film                                            9,000        319,988
Konami Company, Ltd.                                       7,000        206,868
Lawson, Inc.                                               8,600        245,005
Mitsubishi Heavy Industries, Ltd.                        108,000        287,169
Nintendo Company, Ltd.                                     1,700        296,399
SECOM Company, Ltd.                                        6,000        299,932
Seven-Eleven Japan Company, Ltd.                           8,000        290,511
Shimachu Company, Ltd.                                     8,000        109,397
TOTO, Ltd.                                                50,000        237,408
Toyota Motor Corporation                                  24,100        607,855
USHIO, Inc.                                               19,000        213,773
                                                                     ----------
                                                                      3,456,932

Mexico 3.1%
America Movil SA de CV                                   160,000        155,670
Telefonos de Mexico SA de CV                             190,000        334,118
Wal-Mart de Mexico SA de CV                              110,000        301,304
                                                                     ----------
                                                                        791,092

Netherlands 6.6%
Koninklijke Ahold NV                                      15,000        437,013
Koninklijke Philips Electronics NV Sponsored
   ADR - New York Registry Shares                         10,000        291,100
Royal Dutch Petroleum Company                              7,300        357,846
STMicroelectronics NV                                      4,300        138,196
STMicroelectronics NV - New York
   Registry Shares                                         6,000        190,020
Wolters Kluwer NV                                         11,400        260,176
                                                                     ----------
                                                                      1,674,351

Singapore 1.4%
DBS Group Holdings, Ltd.                                  46,000        343,879

South Korea 1.0%
Korea Telecom Corporation Sponsored ADR                   12,000        243,960

Spain 2.8%
Banco Santander Central Hispano SA                        28,000        234,893
Banco Santander Central Hispano SA
   Sponsored ADR                                           9,994         82,950
Telefonica SA (b)                                            836         11,202
Telefonica SA Sponsored ADR (b)                            9,540        382,363
                                                                     ----------
                                                                        711,408

Sweden 2.4%
Autoliv, Inc.                                             14,500        291,586
Ericsson (LM) Telephone Company ADR Class B               60,000        313,200
                                                                     ----------
                                                                        604,786

Switzerland 6.9%
Julius Baer Holding, Ltd.                                  1,000        337,899
Nestle SA                                                  3,000        640,801
Novartis AG Sponsored ADR                                  7,000        255,500
Swiss Reinsurance                                          5,000        503,832
                                                                     ----------
                                                                      1,738,032

Taiwan 1.6%
ASE Test, Ltd. (b)                                        29,000        403,970

--------------------------------------------------------------------------------
                        STRONG OVERSEAS FUND (continued)


                                                                   Shares or
                                                                   Principal     Value
                                                                     Amount     (Note 2)
-----------------------------------------------------------------------------------------
United Kingdom 14.3%
Amvescap PLC                                                        16,600    $   239,455
BP PLC Sponsored ADR                                                 7,000        325,570
Boots Company PLC                                                   57,000        484,955
Compass Group PLC                                                   58,000        434,788
Diageo PLC                                                          42,600        486,767
GlaxoSmithKline PLC Sponsored ADR                                    8,400        418,488
Lloyds TSB Group PLC                                                37,700        409,376
Royal Bank of Scotland PLC                                          22,000        535,428
Vodafone Group PLC                                                 112,000        293,041
                                                                              -----------
                                                                                3,627,868
-----------------------------------------------------------------------------------------
Total Common Stocks (Cost $25,602,283)                                         22,885,660
-----------------------------------------------------------------------------------------
Short-Term Investments (a) 8.3%
Repurchase Agreements
United States
State Street Bank (Dated 12/31/01),1.50%,
   Due 1/02/02 (Repurchase Proceeds
   $2,082,674); Collateralized by: United
   States Government Issues (e)                                 $2,082,500      2,082,500
-----------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $2,082,500)                                  2,082,500
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Total Investments in Securities (Cost $27,684,783) 98.9%                       24,968,160
Other Assets and Liabilities, Net 1.1%                                            285,483
-----------------------------------------------------------------------------------------
Net Assets 100.0%                                                             $25,253,643
=========================================================================================

--------------------------------------------------------------------------------
CURRENCY ABBREVIATIONS
--------------------------------------------------------------------------------
JPY-Japenese Yen

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)  Non-income producing security.
(c)  Restricted security.
(d)  Affiliated Issuer (See Note 7 of Notes to Financial Statements.)
(e)  See Note 2(I) of Notes to Financial Statements.
(f)  Restricted and illiquid security.

Percentages are stated as a percent of net assets.


                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2001

                                                                                (In Thousands, Except Per Share Amounts)

                                                                                   Strong Foreign          Strong           Strong
                                                                Strong Asia       MajorMarkets/SM/      International      Overseas
                                                                Pacific Fund           Fund               Stock Fund          Fund
                                                                ------------      ----------------      --------------      --------
Assets:
   Investments in Securities, at Value
     (Including Repurchase Agreements of $1,844,
     $1,211, $10,730 and $2,083, respectively)
     Unaffiliated Issuers (Cost of $38,752, $5,542, $87,211
     and $27,685, respectively)                                   $38,205              $5,258               $78,357         $24,968
     Affiliated Issuers (Cost of $467, $0, $635 and                   124                  --                    --              --
     $0, respectively)
   Receivable for Securities and Forward Foreign Currency
     Contracts Sold                                                   246                  12                   969             268
   Receivable for Fund Shares Sold                                      9                  --                   303              24
   Dividends and Interest Receivable                                   59                   4                   125              41
   Other Assets                                                       184                   7                    49              21
                                                                  -------              ------               -------         -------
   Total Assets                                                    38,827               5,281                79,803          25,322


Liabilities:
   Payable for Securities and Forward Foreign Currency
     Contracts Purchased                                              126                 157                 1,425              --
   Payable for Fund Shares Redeemed                                   441                  99                   733              42
   Accrued Operating Expenses and Other Liabilities                   114                  14                   130              26
                                                                  -------              ------               -------         -------
   Total Liabilities                                                  681                 270                 2,288              68
                                                                  -------              ------               -------         -------
Net Assets                                                        $38,146              $5,011               $77,515         $25,254
                                                                  =======              ======               =======         =======

Net Assets Consist of:
   Capital Stock (par value and paid-in capital)                  $53,413              $6,017              $125,364         $50,254
   Accumulated Net Investment Loss                                   (426)                 (2)                 --                --
   Accumulated Net Realized Loss                                  (14,078)               (720)              (38,359)        (22,283)
   Net Unrealized Depreciation                                       (763)               (284)               (9,490)         (2,717)
                                                                  -------              ------              --------         -------
   Net Assets                                                     $38,146              $5,011              $ 77,515         $25,254
                                                                  =======              ======              ========         =======
Capital Shares Outstanding (Unlimited Number                        6,173                 643                 8,505           2,325
  Authorized)
Net Asset Value Per Share                                           $6.18               $7.79                 $9.11          $10.86
                                                                    =====               =====                 =====          ======


                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 2001


                                                                                           (In Thousands)
                                                                                    Strong Foreign        Strong         Strong
                                                                     Strong Asia    MajorMarket/SM/    International    Overseas
                                                                    Pacific Fund         Fund            Stock Fund       Fund
                                                                    ------------    ---------------    -------------    --------
Income:
Dividends - Unaffiliated Issuers (net of foreign withholding taxes
 of $169, $4, $33 and $48, respectively)                               $  690             $ 49             $ 1,333        $  484
   Interest                                                               108               20                 433           132
                                                                       ------             ----             -------        ------
   Total                                                                  798               69               1,766           616
   Income

Expenses:
   Investment Advisory Fees                                               391               31                 785           273
   Administrative Fees                                                     51                5                 102            35
   Custodian Fees                                                         115               49                 104            54
   Shareholder Servicing Costs                                            248               29                 505           217
   Professional Fees                                                       43               10                  52             7
   Reports to Shareholders                                                115               12                 178           146
   Federal and State Registration Fees                                     33               15                  33             8
   Other                                                                   20                4                  13             8
                                                                       ------             ----             -------        ------
   Total Expenses                                                       1,016              155               1,772           748
   Expense Waivers and Absorptions                                       (129)             (85)                (11)         (168)
   Earnings Credits                                                        --               --                  (2)           (2)
   Directed Brokerage                                                     (10)              --                 (43)           --
                                                                       ------             ----             -------        ------
   Expenses, Net                                                          877               70               1,716           578
                                                                       ------             ----             -------        ------
Net Investment Income (Loss)                                              (79)              (1)                 50            38

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
     Investments                                                       (7,233)            (509)              3,285        (7,522)
     Forward Foreign Currency Contracts                                   115               10                 463           159
     Foreign Currencies                                                  (244)              --                 (24)           (4)
                                                                       ------             ----             -------        ------
     Net Realized Gain (Loss)                                          (7,362)            (499)              3,724        (7,367)
Net Change in Unrealized Appreciation/Depreciation on:
     Investments                                                        3,539             (185)            (24,662)          416
     Forward Foreign Currency Contracts                                   129               --                  --            --
     Foreign Currencies                                                   (13)              --                  14            --
                                                                       ------             ----             -------        ------
     Net Change in Unrealized Appreciation/Depreciation                 3,655             (185)            (24,648)          416
                                                                       ------             ----             -------        ------
Net Loss on Investments                                                (3,707)            (684)            (20,924)       (6,951)
                                                                                                           -------        ------
Net Decrease in Net Assets Resulting from Operations                  ($3,786)           ($685)           ($20,874)      ($6,913)
                                                                       ======             ====             =======        ======



                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                                    (In Thousands)

                                                           Strong Asia Pacific Fund           Strong Foreign MajorMarkets/SM/ Fund
                                                -----------------------------------------    ---------------------------------------
                                                  Year Ended   Period Ended    Year Ended    Year Ended   Period Ended   Year Ended
                                                Dec. 31, 2001 Dec. 31, 2000  Oct. 31, 2000 Dec. 31, 2001 Dec. 31, 2000 Oct. 31, 2000
                                                ------------- -------------  ------------- ------------- ------------- -------------
Operations:
   Net Investment Loss                           ($     79)     ($    28)     ($    298)      ($    1)      ($    4)      ($   19)
   Net Realized Gain (Loss)                         (7,362)       (1,767)         3,678          (499)         (156)          (41)
   Net Change in Unrealized Appreciation/
     Depreciation                                    3,655           332        (10,359)         (185)           60          (298)
                                                  --------       -------       --------        ------        ------        ------
   Net Decrease in Net Assets Resulting
     from Operations                                (3,786)       (1,463)        (6,979)         (685)         (100)         (358)
Distributions:
   From Net Investment Income                         (366)       (2,744)        (4,599)          (25)           --            (4)
   From Net Realized Gains                              --         --                --            --            --          (190)
                                                  --------       -------       --------        -------       ------        ------
   Total Distributions                                (366)       (2,744)        (4,599)          (25)           --          (194)
Capital Share Transactions:
   Proceeds from Shares Sold                       244,535        56,046        282,329         6,451           848         9,615
   Proceeds from Reinvestment of Distributions         354         2,629          4,359            11            --           191
   Payment for Shares Redeemed                    (259,070)      (55,244)      (321,260)       (3,527)       (1,144)       (8,095)
                                                  --------       -------       --------        ------        ------        ------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                    (14,181)        3,431        (34,572)        2,935          (296)        1,711
                                                  --------       -------       --------        -------       ------        ------
Total Increase (Decrease) in Net Assets            (18,333)         (776)       (46,150)        2,225          (396)        1,159
Net Assets:
   Beginning of Year                                56,479        57,255        103,405         2,786         3,182         2,023
                                                  --------       -------       --------        -------       ------        ------
   End of Year                                    $ 38,146       $56,479       $ 57,255        $5,011        $2,786        $3,182
                                                  ========       =======       ========        =======       ======        ======
Transactions in Shares of the Fund:
   Sold                                             38,400         7,262         28,032           790           86            786
   Issued in Reinvestment of Distributions              57           370            374             1           --             14
   Redeemed                                        (40,207)       (7,059)       (31,804)         (433)        (115)          (658)
                                                    ------         -----         -------          ---          ---            ---
   Net Increase (Decrease) in Shares of the Fund    (1,750)          573         (3,398)          358          (29)           142
                                                    ======         =====         ======           ===          ===            ===



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                                 (In Thousands)

                                                  Strong International Stock Fund                   Strong Overseas Fund
                                            -------------------------------------------  -------------------------------------------
                                             Year Ended    Period Ended    Year Ended     Year Ended    Period Ended    Year Ended
                                            Dec. 31, 2001  Dec. 31, 2000  Oct. 31, 2000  Dec. 31, 2001  Dec. 31, 2000  Oct. 31, 2000
                                            -------------  -------------  -------------  -------------  -------------  -------------
Operations:
   Net Investment Income (Loss)                 $    50        ($  220)       ($1,199)       $    38        ($  92)        ($  126)
   Net Realized Gain (Loss)                       3,724          1,267         18,803         (7,367)       (4,152)        (10,141)
   Net Change in Unrealized Appreciation/
     Depreciation                               (24,648)       (13,023)       (12,155)           416          (138)         (5,162)
                                                -------        -------        -------        -------        ------         -------
   Net Increase (Decrease) in Net Assets
    Resulting from Operations                   (20,874)       (11,976)         5,449         (6,913)       (4,382)        (15,429)
Distributions From Net Investment Income         (1,609)            --             --           (421)           --              --
Capital Share Transactions:
   Proceeds from Shares Sold                    294,295         54,668        481,426         33,297         6,917         116,364
   Proceeds from Reinvestment of
     Distributions                                1,471             --             --            409            --              --
   Payment for Shares Redeemed                 (306,220)        55,156)      (476,376)       (41,891)       (6,482)        (63,466)
                                                -------        -------       --------        -------        ------         -------
   Net Increase (Decrease) in Net  Assets
     from Capital Share Transactions            (10,454)          (488)         5,050         (8,185)          435          52,898
                                                -------        -------       --------        -------        ------         -------
Total Increase (Decrease) in Net Assets         (32,937)       (12,464)        10,499        (15,519)       (3,947)         37,469
Net Assets:
   Beginning of Year                            110,452        122,916        112,417         40,773        44,720           7,251
                                                -------        -------       --------        -------        ------         -------
   End of Year                                  $77,515       $110,452       $122,916        $25,254       $40,773         $44,720
                                                =======       ========       ========        =======       =======         =======
Transactions in Shares of the Fund:
   Sold                                          28,685          4,311         28,046          2,759           487           5,708
   Issued in Reinvestment of
     Distributions                                  162             --             --             37            --              --
   Redeemed                                     (29,557)        (4,282)       (27,513)        (3,456)         (450)         (3,265)
                                                -------       --------        -------        -------        ------         -------
   Net Increase (Decrease) in Shares of
     the Fund                                      (710)            29            533           (660)           37           2,443
                                                =======       ========        =======        =======        ======         =======

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2001

1.   Organization

     The accompanying financial statements represent the Strong International Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     - Strong Asia Pacific Fund (a series of Strong Asia Pacific Fund,
       Inc./(1)/)

     - Strong Foreign MajorMarkets/SM/ Fund (a series of Strong International Equity Funds, Inc./(1)/)

     - Strong International Stock Fund (a series of Strong International Equity Funds, Inc./(1)/)

     - Strong Overseas Fund (a series of Strong International Equity Funds, Inc./(1)/)

       /(1)/A diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued at fair value at the last sales price or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

           The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Restricted securities are either section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and have been determined to be illiquid by the Advisor based upon guidelines established by the Funds' Board of Directors. The aggregate cost, fair value and percent of net assets for restricted securities held at December 31, 2001 was $1,101,454, $1,022,770 and 2.7%, respectively, for Strong Asia Pacific Fund and $635,000, $0 and 0.0%, respectively, for Strong International Stock Fund.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no Federal income or excise tax provision is recorded.

           Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

           Each Fund generally pays dividends from net investment income and distributes net capital gains, if any, that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies, or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

           Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Funds designate liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When thefutures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options (none were written during the period). Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently

--------------------------------------------------------------------------------
          adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. The Funds designate liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) Directed Brokerage -- The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds' expenses.

     (K) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Funds and are reported as Earnings Credits in the Funds' Statements of Operations.

     (L) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (M) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method.

3.   Related Party Transactions

     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Funds. Investment advisory and administrative fees, which are established by the terms of the advisory and administrative agreements, are based on an annualized rate of 0.75% and 0.30%, respectively, of the average daily net assets of the Funds. The Investment Advisory fees are 0.75% for the first $4 billion, 0.725% for $4 to $6 billion, and 0.70% thereafter. Prior to July 23, 2001 the Investment Advisory fees rate was 1.00% and the Funds did not have administrative fees. The Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Other Expenses in the Funds' Statements of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Funds and are reported as Fees Paid Indirectly by Advisor in the Funds' Statements of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the year ended December 31, 2001 is as follows:

--------------------------------------------------------------------------------
December 31, 2001

                                            Payable to    Shareholder Servicing   Transfer Agency   Unaffiliated
                                            Advisor at     and Other Expenses         Banking        Directors'
                                           Dec.31, 2001      Paid to Advisor          Charges          Fees
                                           ------------   ---------------------   ---------------   ------------
     Strong Asia Pacific Fund                 $31,749           $249,005               $1,076         $ 1,475
     Strong Foreign MajorMarkets/SM/ Fund         408             29,173                2,861             666
     Strong International Stock Fund           49,833            507,177                2,475           2,190
     Strong Overseas Fund                      11,595            219,165                1,597           1,219

     The Advisor owns 17% of Strong Foreign MajorMarkets/SM/ Fund at December 31, 2001.

4.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 11, 2002, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $400 million cap on the total LOC. For an individual fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Funds' prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. The Funds, except for Strong Asia Pacific Fund, had minimal borrowings under the LOC during the year. During the year ended December 31, 2001, the Strong Asia Pacific Fund had an outstanding average daily balance of $212,055 under the LOC. The maximum amount outstanding during that period was $4,800,000. Interest expense amounted to $12,563 for the year ended December 31, 2001. At December 31, 2001, there were no borrowings by the Funds outstanding under the LOC.

5.   Investment Transactions

     The aggregate purchases and sales of long-term securities during the year ended December 31, 2001 were as follows:

                                               Purchases              Sales
                                              -----------          -----------
     Strong Asia Pacific Fund                $ 66,168,949          $76,975,031
     Strong Foreign MajorMarkets/SM/ Fund       6,139,292            3,916,239
     Strong International Stock Fund          137,251,829          142,186,394
     Strong Overseas Fund                      45,718,104           50,559,333

     There were no purchases or sales of long-term U.S. government securities for the year ended December 31, 2001.

6.   Income Tax Information

     The following information for the Funds is presented on an income tax basis as of December 31, 2001:

                                               Cost           Gross           Gross        Net Unrealized
                                                of          Unrealized      Unrealized      Depreciation       Distributable
                                            Investments    Appreciation    Depreciation    on Investments     Ordinary Income
                                           ------------    ------------    ------------    --------------     ---------------
     Strong Asia Pacific Fund              $ 39,638,767     $3,260,301      $ 4,570,557      $ 1,310,256         $ 398,153
     Strong Foreign MajorMarkets/SM/ Fund     5,561,478         98,304          401,851          303,547                --
     Strong International Stock Fund         88,359,597        558,600       10,561,618       10,003,018                --
     Strong Overseas Fund                    27,719,531        368,133        3,119,504        2,751,371                --

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The tax components of dividends paid during the year ended December 31, 2001, capital loss carryovers (expiring in varying amounts through 2009) as of December 31, 2001, and tax basis post-October losses as of December 31, 2001, which are not recognized for tax purposes until the first day of the following fiscal year are:

                                              Ordinary         Long-Term       Net Capital
                                               Income        Capital Gains         Loss        Post-October
                                            Distributions    Distributions      Carryovers        Losses
                                            -------------    -------------     -----------     ------------
     Strong Asia Pacific Fund                 $ 365,736          $ --         $ 12,692,077       $969,022
     Strong Foreign MajorMarkets/SM/ Fund        24,940            --              670,952        299,909
     Strong International Stock Fund          1,609,222            --           37,150,420        695,308
     Strong Overseas Fund                       421,306            --           21,768,719        479,656

     Strong International Stock Fund utilized $3,782,193 of its capital loss carryovers during the year ended December 31, 2001. For corporate shareholders in the Funds, the percentages of dividend income distributed for the year ended December 31, 2001, which are designated as qualifying for the dividends-received deduction, are as follows (unaudited): Strong Asia Pacific Fund 0.0%, Strong Foreign MajorMarketsSM Fund 0.0%, Strong International Stock Fund 0.0% and Strong Overseas Fund 0.0%.

7.   Investments in Affiliates

     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer, and any other Strong Fund. A summary of transactions in the securities of these issuers during the year ended December 31, 2001 is as follows:

                                            Balance of         Gross       Gross Sales     Balance of     Value      Dividend Income
                                           Shares Held       Purchases         and        Shares Held    Dec. 31,     Jan. 1, 2001-
                                           Jan. 1, 2001    and Additions    Reductions   Dec. 31, 2001     2001       Dec. 31,  2001
                                           ------------    -------------    ----------   -------------   --------    ---------------
     Strong Asia Pacific Fund
     ------------------------
     BMCMedia, Ltd.                                --        5,300,000            --       5,300,000    $ 124,435             --


     Strong International Stock Fund
     -------------------------------
     Connemara Green Marble Quarries PLC       50,800          203,200*           --         254,000          --              --
     Connemara Green Marble Quarries PLC
       Warrants                                 8,000               --        (8,000)             --          --              --

     * Increase due to stock split.

8.   Results of Special Meeting of Shareholders of the Funds (Unaudited)

     At an Annual Meeting of Shareholders of the Funds held on July 20, 2001, shareholders approved the following proposals:

     To approve a new advisory agreement between Strong Capital Management, Inc. and Strong Asia Pacific Fund, Inc. and Strong International Equity Funds, Inc. on behalf of:

                                                   For              Against          Abstain        Broker non-votes
                                                   ---              -------          -------        ----------------
     Strong Asia Pacific Fund                 2,465,384.094       274,513.109       91,734.978         768,230.000
     Strong Foreign MajorMarkets/SM/ Fund       315,432.852         2,172.402          306.238          22,802.000
     Strong International Stock Fund          4,094,132.115       350,799.329       92,933.369         733,489.000
     Strong Overseas Fund                     1,150,346.917       112,027.676       18,198.015         328,328.000

     To ratify the selection of PricewaterhouseCoopers LLP as the Fund's Independent Auditors:

                                                   For               Against          Abstain
                                                   ---               -------          -------
     Strong Asia Pacific Fund                 3,475,743.050        57,885.899       66,323.232
     Strong Foreign MajorMarkets/SM/ Fund       340,562.452            80.515           70.525
     Strong International Stock Fund          5,142,434.847        47,318.611       81,600.355
     Strong Overseas Fund                     1,568,993.848        21,357.513       18,549.247

     To elect members to the Board of Directors of Strong Asia Pacific Fund,
     Inc.:

                            Director           Affirmative          Withhold
                            --------           -----------          --------
                       Richard S. Strong      3,472,159.835       127,792.346
                        Willie D. Davis       3,480,270.016       119,682.165
                        William F. Vogt       3,483,283.180       116,669.001
                        Marvin E. Nevins      3,466,875.460       133,076.721
                        Stanley Kritzik       3,478,492.571       121,459.610
                         Neal Malicky         3,480,945.359       119,006.822

     To elect members to the Board of Directors of Strong International Equity Funds, Inc. (Strong Foreign MajorMarketsSM Fund, Strong International Stock Fund and Strong Overseas Fund):

                            Director           Affirmative          Withhold
                            --------           -----------          --------
                       Richard S. Strong      7,030,799.760       190,168.153
                        Willie D. Davis       7,045,134.276       175,833.637
                        William F. Vogt       7,055,580.420       165,387.493
                        Marvin E. Nevins      7,033,734.808       187,233.105
                        Stanley Kritzik       7,050,359.038       170,608.875
                         Neal Malicky         7,051,380.837       169,587.076


FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------
STRONG ASIA PACIFIC FUND
----------------------------------------------------------------------------------------------------------------------------
                                                                                    Year Ended
                                                                ------------------------------------------------------------
                                                                Dec.31,   Dec.31,     Oct.31,  Oct.31,   Oct.31,   Oct.31,
Selected Per-Share Data/(a)/                                     2001     2000/(b)/    2000     1999      1998      1997
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $7.13     $7.79        $9.62    $5.43      $7.35     $9.51
Income From Investment Operations:
   Net Investment Income (Loss)                                 (0.06)    (0.00)/(c)/  (0.19)    0.05       0.07      0.01
   Net Realized and Unrealized Gains(Losses) on Investments     (0.83)    (0.30)       (1.24)    4.14      (1.90)    (2.01)
----------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations
                                                                (0.89)    (0.30)       (1.43)    4.19      (1.83)    (2.00)
Less Distributions:
   From Net Investment Income                                   (0.06)    (0.36)       (0.40)      --      (0.07)    (0.01)
   In Excess of Net Investment Income                              --        --           --       --      (0.02)    (0.03)
   From Net Realized Gains                                         --        --           --       --         --     (0.10)
   In Excess of Net Realized Gains                                 --        --           --       --         --     (0.02)
----------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                          (0.06)    (0.36)       (0.40)      --      (0.09)    (0.16)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $6.18     $7.13        $7.79      $9.62    $5.43     $7.35
============================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
   Total Return                                                -12.5%     -3.8%       -16.2%     +77.2%    -25.1%    -21.5%
   Net Assets, End of Period (In Millions)                        $38       $56          $57       $103       $22       $30
   Ratio of Expenses to Average Net Assets Without Waivers,
     Absorptions, Fees Paid Indirectly by Advisor,Earning
     Credits and Directed Brokerage                               2.4%      2.0*         1.7%      2.0%      2.0%      2.0%
   Ratio of Expenses to Average Net Assets                        2.0%      2.0*         1.7%      1.7%      2.0%      2.0%
   Ratio of Net Investment Income (Loss) to Average Net Assets   (0.2%)    (0.3%)*      (0.3%)     0.2%      1.1%      0.1%
   Portfolio Turnover Rate                                      165.5%     22.9%       181.5%    206.1%    192.9%     96.7%

STRONG FOREIGN MAJORMARKETS/SM/ FUND
-----------------------------------------------------------------------------------------------------------------------------
                                                                                    Year Ended
                                                              ---------------------------------------------------------------
                                                                Dec.31,    Dec.31,    Oct.31,    Oct.31,   Oct.31,
Selected Per-Share Data/(a)/                                     2001      2000/(b)/   2000       1999     1998/(d)/
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $9.78    $10.14       $11.78     $ 9.31   $10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                   0.01     (0.01)       (0.06)    0.03      (0.01)
   Net Realized and Unrealized Gains (Losses) on Investments     (1.96)    (0.35)       (0.52)    2.44      (0.68)
-----------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                              (1.95)    (0.36)       (0.58)    2.47      (0.69)
Less Distributions:
   From Net Investment Income                                    (0.04)       --        (0.03)      --         --
   From Net Realized Gains                                          --        --        (1.03)      --         --
-----------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                           (0.04)       --        (1.06)      --         --
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $ 7.79     $9.78       $10.14    $11.78     $9.31
=============================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
   Total Return                                                 -19.9%    -3.6%         -6.9%    +26.5%     -6.9%
   Net Assets, End of Period (In Millions)                          $5       $3            $3        $2        %1
   Ratio of Expenses to Average Net Assets Without
     Waivers, Absorptions and Earning Credits                     4.4%      2.0%*        2.0%      2.0%      2.0%*
   Ratio of Expenses to Average Net Assets                        2.0%      2.0%*        2.0%      2.0%      2.0%*
   Ratio of Net Investment Income(Loss)to Average Net Assets    (0.0%)/(c)/(0.8%)*      (0.6%)     0.2%     (0.5%)*
   Portfolio Turnover Rate
                                                               131.4%      23.6%       143.9%    144.5%     16.5%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  In 2000, the Fund changed its fiscal year-end from October to December.
(c)  Amount calculated is less than $0.005 or 0.05%
(d)  For the period from June 30, 1998 (inception) to October 31, 1998.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG INTERNATIONAL STOCK FUND
--------------------------------------------------------------------------------

                                                                                          Year Ended
                                                            ------------------------------------------------------------------------
                                                            Dec. 31,      Dec. 31,     Oct. 31,    Oct. 31,    Oct. 31,     Oct. 31,
Selected Per-Share Data/(a)/                                  2001        2000/(b)/      2000        1999        1998         1997
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $11.99        $13.38      $12.99      $ 8.95      $11.99        $13.75

Income From Investment Operations:
  Net Investment Income (Loss)                                (0.00)/(c)/   (0.02)      (0.13)      (0.09)       0.00/(c)/     0.01
  Net Realized and Unrealized Gains (Losses) on Investments   (2.69)        (1.37)       0.52        4.19       (2.48)        (0.69)
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                            (2.69)        (1.39)       0.39        4.10       (2.48)        (0.68)

Less Distributions:
  From Net Investment Income                                  (0.19)           --          --          --       (0.00)/(c)/   (0.01)
  In Excess of Net Investment Income                             --            --          --       (0.06)      (0.30)        (0.26)
  From Net Realized Gains                                        --            --          --          --       (0.26)        (0.81)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                         (0.19)           --          --       (0.06)      (0.56)        (1.08)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $ 9.11        $11.99      $13.38      $12.99      $ 8.95        $11.99
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                               -22.4%        -10.4%       +3.0%      +46.0%      -21.4%         -5.7%
  Net Assets, End of Period (In Millions)                       $78          $110        $123        $112         $96          $180
  Ratio of Expenses to Average Net Assets Without Waivers,
   Absorptions, Fees Paid Indirectly by Advisor, Earnings
   Credits and Directed Brokerage                              2.0%          1.7%*       1.6%        1.8%        1.9%          1.6%
  Ratio of Expenses to Average Net Assets                      2.0%          1.7%*       1.6%        1.8%        1.9%          1.6%
  Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                      0.1%         (1.1%)*     (0.7%)      (0.7%)      (0.1%)         0.5%
  Portfolio Turnover Rate                                    179.2%          12.8%     100.2%       84.9%      228.2%        143.7%


STRONG OVERSEAS FUND
--------------------------------------------------------------------------------

                                                                                     Year Ended
                                                             ----------------------------------------------------------
                                                             Dec. 31,    Dec. 31,     Oct. 31,    Oct. 31,    Oct. 31,
Selected Per-Share Data/(a)/                                     2001      2000/(b)/      2000        1999      1998/(d)/
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $13.66      $15.17       $14.37      $ 8.20      $10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                  0.01       (0.03)       (0.04)      (0.08)      (0.02)
  Net Realized and Unrealized Gains (Losses) on Investments    (2.63)      (1.48)        0.84        6.25       (1.78)
-----------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                             (2.62)      (1.51)        0.80        6.17       (1.80)

Less Distributions:
  From Net Investment Income                                   (0.18)         --           --          --          --
-----------------------------------------------------------------------------------------------------------------------
  Total Distributions                                          (0.18)         --           --          --          --
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                $10.86      $13.66       $15.17      $14.37      $ 8.20
=======================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
  Total Return                                                -19.2%      -10.0%        +5.6%      +75.2%      -18.0%
  Net Assets, End of Period (In Millions)                        $25         $41          $45          $7          $3
  Ratio of Expenses to Average Net Assets Without Waivers,
   Absorptions, Fees Paid Indirectly by Advisor and
   Earnings Credits                                             2.5%        1.9%*        1.8%        2.0%        2.0%*
  Ratio of Expenses to Average Net Assets                       1.9%        1.9%*        1.7%        2.0%        2.0%*
  Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                       0.1%       (1.3%)*      (0.3%)      (0.9%)      (0.7%)*
  Portfolio Turnover Rate                                     169.2%       12.8%       116.6%      106.4%       59.5%

    * Calculated on an annualized basis.
  (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
  (b) In 2000, the Fund changed its fiscal year-end from October to December.
  (c) Amount calculated is less than $0.005.
  (d) For the period from June 30, 1998 (inception) to October 31, 1998.


                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Strong International Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Asia Pacific Fund, Inc. (a series of Strong Asia Pacific Fund, Inc.), Strong International Stock Fund, Strong Foreign MajorMarkets/SM/ Fund, and Strong Overseas Fund (three of the series constituting Strong International Equity Funds, Inc.) (all four collectively constituting Strong International Equity Funds, hereafter referred to as the "Funds") at December 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee,Wisconsin
February 4, 2002

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------


 Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 64 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September
 1981 and Chairman of the Board of the Strong Funds since October 1991.

     Mr. Strong has been a Director of the Advisor since September 1981, Chairman of the Advisor since October 1991, and Chief Investment Officer of the Advisor since January 1996. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974.
 Mr. Strong has been in the investment management business since 1967.


  Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

     Mr. Davis has been Director of Wisconsin Energy Corporation since 2000, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Bassett Furniture Industries, Inc. since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an industrial company) since 1992, MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Kmart Corporation (a discount consumer products company) since 1985, Sara Lee Corporation (a food/consumer products company) since 1983, and Alliance Bank since 1980. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of WICOR, Inc. (a utility company) from 1990 to 2000 and the Fireman's Fund (an insurance company) from 1975 to 1990.

 Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

    Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 to April 2000.

 Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He was a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program and The National Conference for Community and Justice until 2001. He has been President of the Reserve Homeowners Association. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace College. From July 1981 to June 1999, he served as President of Baldwin-Wallace College. He was also the President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

 Marvin E. Nevins (DOB 7-9-18), Director of the Strong Funds since September
 1981.

     Private Investor. He was a Director of A-Life Medical, Inc. (a medical coding company), San Diego, CA from 1996 until 2000, Surface Systems, Inc. (a weather information company), St. Louis, MO from 1992 until 2001, and Waukesha National Bank. He was also a regent of the Milwaukee School of Engineering and a member of the Board of Trustees of the Medical College of Wisconsin and Carroll College. From 1980 until 1981, Mr. Nevins was Chairman of the Wisconsin Association of Manufacturers & Commerce and was Co-Founder and Chairman of Wisconsin Centrifugal Inc. (an industrial manufacturing company) from 1945 until 1980.

 William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

     Mr. Vogt has been the Senior Vice President of IDX Systems Corporation since June 2001 and was President of Vogt Management Consulting, Inc. from 1990 to June 2001. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt was also a President of the Medical Group Management Association-- Western Section and a Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------


Rhonda K. Haight (DOB 11/13/64), Assistant Treasurer of the Strong Funds.

     Ms. Haight has been an Accountant in the corporate Finance Department of the Advisor since July 2001. Ms. Haight was Manager of the Mutual Fund Accounting Department of the Advisor from January 1994 to June 2001. From May 1990 to January 1994, Ms. Haight was a supervisor in the Mutual Fund Accounting Department of the Advisor. From June 1987 to May 1990, Ms. Haight was a Mutual Fund Accountant of the Advisor.


Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.

     Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From April 2001 to December 2001, Ms. Hollister was Assistant Executive Vice President of the Advisor. From August 2000 to December 2001, Ms. Hollister was Assistant Secretary of the Advisor. From August 2000 to April 2001, Ms. Hollister was Vice President of the Advisor. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 to August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse-Madison.


Richard W. Smirl (DOB 4-18-67), Secretary of the Strong Funds since November
2001.

     Mr. Smirl has been Assistant Executive Vice President and Assistant Secretary of the Advisor since December 2001 and Senior Counsel of the Advisor since July 2000. Mr. Smirl has been General Counsel of the Distributor since November 2001 and Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000. From July 2000 to November 2001, Mr. Smirl was Lead Counsel of the Distributor. From September 1999 to July 2000, Mr. Smirl was a partner at Keesal, Young and Logan. From September 1992 to September 1999, Mr. Smirl was an associate at Keesal, Young and Logan.


Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

     Mr. Southwell has been Associate Counsel of the Advisor since April 2001. From October 1999 to March 2001, Mr. Southwell was a partner at Michael, Best & Friedrich, LLP, a Milwaukee law firm. From November 1984 to September 1999, Mr. Southwell was Assistant General Counsel of Firstar Bank, National Association and/or certain of its subsidiaries.


Dennis A. Wallestad (DOB 11-3-62), Vice President of the Strong Funds since October 1999.

     Mr. Wallestad has been Assistant Executive Vice President of the Advisor since April 2001 and Director of Finance and Operations of the Advisor since November 1999. From November 1999 to April 2001, Mr. Wallestad was Senior Vice President of the Advisor. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr. Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen LLP in Milwaukee. Mr. Wallestad completed a Masters of Accountancy from the University of Oklahoma from September 1989 to August 1991.


John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

     Mr. Widmer has been Treasurer of the Advisor since April 1999. From May 1997 to April 1999, Mr. Widmer was the Manager of Financial Management and Sales Reporting Systems. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.


Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

     Mr. Zoeller has been Secretary of the Advisor since December 2001, Executive Vice President of the Advisor since April 2001, Chief Financial Officer of the Advisor since February 1998, and a member of the Office of the Chief Executive since November 1998. From February 1998 to April 2001, Mr. Zoeller was Senior Vice President of the Advisor. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen LLP.

     Except for Messrs. Nevins, Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Nevins' address is 6075 Pelican Bay Boulevard #1006, Naples, FL 34108. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.


     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3683.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

Directors

    Richard S. Strong

    Willie D. Davis

    Stanley Kritzik

    Neal Malicky

    Marvin E. Nevins

    William F. Vogt


Officers

    Richard S. Strong, Chairman of the Board

    Thomas M. Zoeller, Vice President

    Dennis A. Wallestad, Vice President

    Richard W. Smirl, Secretary

    Susan A. Hollister, Vice President and Assistant Secretary

    John W. Widmer, Treasurer

    Gilbert L. Southwell, III, Assistant Secretary

    Rhonda K. Haight, Assistant Treasurer



Investment Advisor

    Strong Capital Management, Inc.

    P.O. Box 2936, Milwaukee,Wisconsin 53201



Distributor

    Strong Investments, Inc.

    P.O. Box 2936, Milwaukee,Wisconsin 53201



Custodian

    State Street Bank and Trust Company

    801 Pennsylvania Avenue, Kansas City, Missouri 64105



Transfer Agent and Dividend-Disbursing Agent

    Strong Investor Services, Inc.

    P.O. Box 2936, Milwaukee,Wisconsin 53201



Independent Accountants

    PricewaterhouseCoopers LLP

    100 East Wisconsin Avenue, Milwaukee,Wisconsin 53202



Legal Counsel

    Godfrey & Kahn, S.C.

    780 North Water Street, Milwaukee,Wisconsin 53202

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities offered through Strong Investments, Inc. RT19948-1201







Strong Investments
P.O. Box 2936 | Milwaukee, WI 53201
www.Strong.com


--------------------------------------------------------------------------------

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863


If you are a Financial Professional, call
1-800-368-1683


Visit our web site at
www.Strong.com







[GRAPHIC APPEARS HERE]

                                                               AINT/WH2930 12/01